UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 11, 2010, Michael T. Schueppert, a member of the Board of Directors of Microtune, Inc. (the “Company”), notified the Company that he will not stand for re-election at the Company’s 2010 Annual Meeting of Stockholders. Mr. Schueppert will continue to serve as a director until such meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: March 17, 2010	By:	/s/ James A. Fontaine
James A. Fontaine
Chief Executive Officer